Offerings - Offering: 1	Aug. 03, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock, par value, $0.0001 per share
Amount Registered | shares	550,900
Proposed Maximum Offering Price per Unit	2.74
Maximum Aggregate Offering Price	$ 1,509,466.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 208.46
Offering Note